UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2004

                            BLACKHAWK BANCORP, INC.
                            -----------------------

             (Exact name of registrant as specified in its charter)

         Wisconsin                      0-18599                 39-1659424
----------------------------   ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer Number)
of incorporation)

                400 Broad Street, Beloit, WI                53511
                ----------------------------                -----
          (Address of principal executive offices)        (Zip Code)

      Registrant's telephone number, including area code:  (608) 364-8911
                                                           --------------

Item 12: Results of Operations and Financial Condition.

Blackhawk Bancorp, Inc. is furnishing herewith, in the press release attached hereto as Exhibit 99.1, certain information contained therein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 29, 2004                   BLACKHAWK BANCORP, INC.

                                        /s/ Todd J. James
                                        --------------------------------
                                        Todd J. James
                                        Executive Vice President and CFO
                                        (Duly authorized officer of the
                                        registrant and principal financial
                                        officer)

                          EXHIBIT INDEX TO FORM 8-K OF
                            BLACKHAWK BANCORP, INC.
                              DATED April 29, 2004

                  Pursuant to Section 102(d) of Regulation S-T

EXHIBIT   DESCRIPTION

99.1      Press Release dated April 29, 2004.